                                                                  EXHIBIT 10(kk)


                         REGISTRATION RIGHTS AGREEMENT

                          Dated as of August 5, 1998

                                By and Between


                         UNITED RENTALS HOLDINGS, INC.
                             UNITED RENTALS, INC.
                            UNITED RENTALS TRUST I

                                      and

                         GOLDMAN, SACHS & CO. and the
                         other Purchasers named herein

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of August 5, 1998 by and between United Rentals Holdings, Inc., a Delaware corporation (the "Company"), United Rentals Inc., a Delaware corporation ("URI"), United Rentals Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust") and Goldman, Sachs & Co., BT Alex. Brown Incorporated, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Inc. (collectively referred to herein as the"Purchasers").

                                   RECITALS

     WHEREAS, the Company, the Trust and the several Purchasers have entered into a Purchase Agreement, dated July 30, 1998 (the "Purchase Agreement"), providing for, among other things, the sale by the Trust and the purchase by the Purchasers of an aggregate of 6,000,000 shares of, and, at the election of the Purchasers, up to an additional 1,000,000 shares of, 6 1/2% Convertible Quarterly Income Preferred Securities (liquidation amount $50 per preferred security) (the "Preferred Securities") of the Trust. The Preferred Securities are guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and The Bank of New York, as trustee, and may be converted or exchanged under certain circumstances into the 6 1/2% Convertible Subordinated Debentures due 2028 of the Company (the "Debentures") held by the Trust and then into common stock, $.01 par value per share ("Common Stock"), of the Company. The Preferred Securities, the Debentures, the Guarantee and the Common Stock issuable upon conversion or exchange of the Preferred Securities and/or the Debentures (and any securities issued in exchange or in lieu thereof) are referred to collectively as the "Securities."

     WHEREAS, this Agreement is being entered into pursuant to the Purchase Agreement as a condition to the closing of the sale of the Preferred Securities (as defined herein) pursuant thereto;

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

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     1.  Certain Definitions.
         --------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

     (a) "Closing Date" shall mean the First Time of Delivery as defined in the Purchase Agreement.

     (b) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     (c) "Common Stock" means the Common Stock, par value $.01 per share, of the Company, and any securities of the Company which may be issuable upon conversion of the Securities pursuant to Section 4.3 of the Trust Agreement.

     (d) "Company" shall have the meaning specified in the Indenture.

     (e) "Effectiveness Period" shall have the meaning specified in Section 2(b) hereof.

     (f) "Effective Time" shall mean the date on which the Commission declares the Registration Statement effective or on which the Registration Statement otherwise becomes effective.

     (g) "Electing Holder" shall have the meaning assigned thereto in Section 3(c) of this Agreement; provided, however, that, if the record holder of any Registrable Securities is The Depository Trust Company (or a successor thereto) or its nominee, the holder of such securities shall mean the person that would be considered the holder thereof for purposes of Item 507 of Regulation S-K under the Securities Act.

     (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

     (i) The term "holder" shall mean, when used with respect to any Security, the Holder (as defined in the Trust Agreement or the Indenture, as applicable) and, with respect to any Common Stock, the recordholder of such Common Stock.

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     (j) "Holder's Counsel" shall mean a single counsel (if any) designated by the holders of not less than 25% of the aggregate principal amount of the Registrable Securities to represent them in connection with the Registration Statement; provided, however, that, if more than one counsel is so designated, the Holders' Counsel shall be the designee of the holders that are holding the greater percentage of the Registrable Securities.

     (k) "Indenture" shall mean the Indenture, dated as of August 5, 1998, between the Company and The Bank of New York, as Trustee, as amended and supplemented from time to time in accordance with its terms.

     (l) "Indenture Trustee" means the trustee, from time to time, under the Indenture.

     (m) "Initial Questionnaire Deadline" shall have the meaning specified in
Section 3(c).

     (n) The term "managing underwriter or managing underwriters" shall mean the person or persons selected pursuant to Section 7(b) of this Agreement to manage an underwritten offering of Registrable Securities.

     (o) "Offering Circular" means the Offering Circular dated July 30, 1998 relating to the offer and sale of the Preferred Securities to the Purchasers and the resale thereof pursuant to Rule 144A under the Securities Act, as amended or supplemented from time to time.

     (p) The term "person" shall have the meaning specified in the Indenture.

     (q) "Prospectus" shall mean the prospectus (including any preliminary prospectus and any final prospectus) included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company or the Trust under the Exchange Act and incorporated by reference therein.

     (r) "Registrable Securities" shall mean all or any portion of the Preferred Securities, the Debentures, the Guarantee and the shares of Common Stock issuable upon conversion of such Preferred Securities and/or Debentures, provided, however,

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that a security ceases to be a Registrable Security when it is no longer a
Restricted Security.

     (s) "Registration Expenses" shall have the meaning assigned thereto in
Section 4(c) of this Agreement.

     (t) "Registration Statement" shall mean a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities (subject to Section 3(c) hereof) pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company and the Trust pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

     (u) "Restricted Security" shall mean any Security unless or until (i) such Security has been effectively registered under the Securities Act and sold in a manner contemplated by the Registration Statement, (ii) such Security has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto), or (iii) such Security has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5(b) of the Indenture.

     (v) "Rules and Regulations" shall mean the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

     (w) "Securities" has the meaning given to that term in the recitals hereto.

     (x) "Selling Securityholder's Questionnaire" shall have the meaning assigned thereto in Section 3(c) of this Agreement.

     (y) "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

     (z) "Specified Registrable Securities" shall have the meaning assigned thereto in Section 3(c) of this Agreement.

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     (aa) "Trust Agreement" means the Trust Agreement dated July 22, 1998 among the Company, as Depositor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein, as amended by an Amended and Restated Declaration of Trust dated the date hereof and as further amended or supplemented from time to time in accordance with its terms.

     (bb) "Trustees" means the trustees, from time to time, under the Trust Agreement.

     (cc) "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

     (dd) The term "underwriter" shall mean any underwriter of an underwritten offering of Registrable Securities pursuant to Section 7(b) of this Agreement.

     (ee) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of the Registrable Securities or to a percentage of Registrable Securities, such reference shall, in each such case, be calculated on a Common Stock equivilent basis.

     The filing of a document or report under the Exchange Act that is incorporated by reference into the Registration Statement shall not be deemed to be an amendment or supplement of the Registration Statement or the filing of a Registration Statement or Prospectus (notwithstanding any undertaking in the Registration Statement that may provide to the contrary) for purposes of any provision of this Agreement that may give any (i) a right to review, or receive a copy, of any Registra tion Statement, Prospectus or amendment or supplement thereto prior to the filing thereof, (ii) the right to conduct any "due diligence" investigation that is triggered by the filing of any Registration Statement, Prospectus or amendment or supplement or (iii) the right to receive any notice that is triggered by any such filing.

     2. Registration Under the Securities Act.
        --------------------------------------

     (a) The Company and the Trust shall, at the Company's expense (subject to Section 4 hereof), within 90 days following the Closing Date, file with the Commission a Registration Statement with respect to the Registrable Securities and thereafter shall each use its reasonable best efforts to cause such Registration

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Statement to be declared effective by the Commission under the Securities Act within 180 days after the Closing Date.

     (b) Subject to Section 2(e) hereof, the Company and the Trust shall each use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act and usable by holders for resales of Registrable Securities for a period (the "Effectiveness Period") of two years from the Effective Time or such shorter period that will terminate upon the earlier of the following: (i) when there are no outstanding Registrable Securities and (ii) when, in the written opinion of independent counsel to the Company and the Trust, all outstanding Registrable Securities held by persons that are not "affiliates" of the Company or the Trust (as defined in Rule 144(a)(1) under the Securities Act) may be resold without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act (or any successor provision thereto) and the Company or the Trust (as applicable) has removed all legends from the Registrable Securities restricting the transfer thereof (other than any Registrable Security held by an affiliate). The Company and the Trust shall each use its reasonable best efforts to file such amendments or supplements to the Registration Statement as are necessary or appropriate to discharge its obligations under the preceding sentence.

     (c) If at any time, the Preferred Securities, and/or the Debentures, are convertible into securities other than Common Stock, the Company or the Trust, as applicable, shall, or shall cause any successor under the Indenture or the Trust Agreement, as applicable, to, cause such securities to be included in the Registration Statement no later than the date on which the Securities may then be convertible into such securities.

     (d) The parties hereto agree that, notwithstanding the provisions of
Section 9(b), the remedies provided for in Section 2(f) hereof shall constitute the sole and exclusive monetary remedy for any breach by the Company or the Trust of its obligations under Section 2(a) hereof.

     (e) Notwithstanding anything to the contrary contained herein (including, without limitation, Section 2(b) hereof), the fact that any action or inaction on the part of the Company or the Trust relating to the conduct of its business or the occurrence of any other event causes the Registration Statement not to be usable pursuant to Section 3(f) hereof or not to be effective shall not constitute a breach of this Agreement by the Company or the Trust (as applicable), provided that the foregoing shall not limit (a) the Company's or the Trust's obligation to reasonably promptly thereafter take the actions required by Sections 3(d)(v) and/or 3(d)(xii)

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hereof, (b) any obligation that the Company or the Trust may have to pay additional interest pursuant to Section 2(f) hereof or (c) the Company's and the Trust's obligations under Section 3(d)(iv) hereof.

     (f) If (i) on or prior to the date 90 days after the Closing Date the Registration Statement has not been filed with the Commission or (ii) on or prior to the date 180 days after the Closing Date such Registration Statement has not been declared effective (each such event, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Debentures, and, accordingly, additional distributions will accrue on the Preferred Securities, from and including the day following such Registration Default until such date as the Registration Statement is filed or declared effective, as the case may be. Liquidated Damages will be paid quarterly in arrears (subject to the Company's right to defer the payment of Liquidated Damages during any Extension Period (as defined in the Indenture)), with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Registration Statement ceases to be effective during the Effective ness Period for more than 90 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Debentures and the distribution rate borne by the Preferred Securities will each increase by an additional one-half of one percent (0.50%) per annum from the 91st day of the applicable 12-month period such Registration Statement ceases to be effective until such time as the earlier to occur of the Registration Statement again becoming effective and the end of the Effectiveness Period.

     (g) The Company and the Trust shall each be deemed not to have used its reasonable best efforts to keep the Registration Statement effective during the Effectiveness Period if either the Trust or the Company voluntarily takes any action that would result in Electing Holders not being able to offer and sell any of their Registrable Securities during such period, unless (i) such action is required by applicable law, (ii) upon the occurrence of any event contemplated by paragraph 3(d)(iv)(6) below, and such action is taken by the Trust or the Company in good faith and for valid business reasons or (iii) the continued effectiveness of the Registration Statement would require the Company or the Trust to disclose a material financing, acquisition or other corporate development, and the proper officers of the Company shall have determined in good faith that such disclosure is not in the best interest of

                                       8
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the Company and, in the case of clause (ii) above, the Company and the Trust thereafter as promptly as practicable comply with the requirements of paragraph 3(d)(v) and 3(d)(xii) below so as to cause the Registration Statement to again be useable in connection with sales of Registrable Securities.

     3.  Registration Procedures.
         ------------------------

     (a) Prior to or at the Effective Time the Company shall qualify the Indenture under the Trust Indenture Act.

     (b) In the event that compliance with Section 3(a) hereof involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

     (c) The Company and the Trust shall include in the Registration Statement as of the Effective Time all Registrable Securities which any holder shall have elected (each, an "Electing Holder") to include in the Registration Statement as specified in a completed questionnaire substantially in the form attached as Annex A to the Offering Circular (a "Selling Securityholder's Questionnaire"), received by the Company on or prior to the date 80 calendar days after the Closing Date (the "Initial Questionnaire Deadline"). As used herein, the term "Specified Registrable Securities" shall mean all Registrable Securities that the Electing Holders have elected to include in the Registration Statement as provided in the preceding sentence on or prior to the Initial Questionnaire Deadline. Each person acquiring Specified Registrable Securities from an Electing Holder after the date on which such Electing Holder provided the Company or the Trust its Selling Securityholder's Questionnaire shall also be entitled to have such Specified Registrable Securities included in the Registration Statement so long as such person provides the Company or the Trust with an updated Selling Securityholder's Questionnaire. Any such transferee shall be entitled to have its Specified Registrable Securities included in the Registration Statement (i) at the Effective Time, if the updated Selling Securityholder's Questionnaire is received by the Company or the Trust on or prior to the date 10 calendar days prior to the Effective Time and (ii) in all other cases, reasonably promptly after the Company or the Trust receives the updated Selling Securityholder's Questionnaire. In the case of any Specified Registrable Securities which are not included in the Registration Statement at the Effective Time and as to which an updated Selling Securityholder's Questionnaire has been furnished to the Company or the Trust, the Company and the Trust shall include such Registrable Securities in the Registration Statement reasonably promptly and in connection therewith shall file such post-effective amendments to the Registration Statement or

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supplements to the Prospectus as may be required by the Rules and Regulations to permit the resale of such Specified Registrable Securities.

     (d) In connection with the Company's and the Trust's obligations with respect to the Registration Statement, the Company and the Trust shall each use its reasonable best efforts to effect or cause the Registration Statement to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Registration Statement; provided, however, that such method or methods of distribution may take the form of an underwritten offering of the Registrable Securities only as provided in Section 7 hereof. In connection therewith, the Company and the Trust shall:

          (i) for a reasonable period prior to the filing of a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders' Counsel, if any, and the managing underwriter or underwriters, if any, of Registrable Securities being sold in an underwritten offering copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel and managing underwriter or underwriters, and the Company and the Trust will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which such counsel or the managing underwriter or underwriters, if any, shall reasonably object; provided, that the Company and the Trust may assume, for the purposes of this subparagraph (i), that objections to the inclusion of information specifically requested to be included in the Registration Statement or other documents by the staff of the Commission, or in the opinion of counsel to the Company and the Trust required to be in the Registration Statement or other documents, or specifically required by the Securities Act or the Rules and Regulations, shall not be deemed to be reasonable;

          (ii) for a reasonable period prior to the filing of the Registration Statement and prior to the execution of any underwriting or similar agreement, make available for inspection by Holders' Counsel, if any, any managing underwriter or underwriters of Registrable Securities being sold in an underwritten offering, and not more than one accountant or firm of accountants retained by the selling holders or such managing underwriter, all such financial and other records, pertinent corporate documents and properties of the Company and the Trust as would customarily be necessary or advisable for the purposes of a "due diligence" investigation of the Company's and the Trust 's affairs; cause the Company's officers, directors,

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     employees and agents and the Trustees of the Trust, including, in each case, independent public accountants and counsel, to supply all information reasonably requested by any such counsel, underwriter or accountant in connection with such Registration Statement, provided that any records, information or documents that are designated by the Company or the Trust in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order; and furnish to Holders' Counsel and each managing underwriter, if any, copies of all documents filed with Commission and incorporated by reference in the Registration Statement;

          (iii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the Rules and Regulations or the instructions applicable to the registration form utilized by the Company and the Trust or by the Securities Act and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the period specified in Section 2(b) in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iv) notify the selling holders of Registrable Securities, Holders' Counsel, if any, and the managing underwriter or underwriters, if any, promptly, and confirm such advice in writing,

                 (1) when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any prospectus supplement or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                 (2) with respect to Holders' Counsel only, of any comments by the Commission or the "Blue Sky" or securities commissioner or regulator of any state with respect to the Registration Statement, the Prospectus or any prospectus supplement or any request by the Commission or any such securities commissioner or regulator for amendments or

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               supplements to the Registration Statement, the Prospectus or any
               prospectus supplement or for additional information,

               (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose,

               (4) if at any time the representations and warranties of the Company and the Trust contemplated by subparagraph (xiv) below or
               Section 5 hereof cease to be true and correct,

               (5) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Registrable Securities for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

               (6) if the Company or the Trust obtains knowledge of the happening of any event or the existence of any fact that would require the making of any changes in or amendments or supplements to the Registration Statement, any post-effective amendment thereto, the Prospectus, any prospectus supplement or any document incorporated therein by reference so that, as of such date, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading;

          (v) each use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as expeditiously as reasonably possible;

          (vi) subject to section 7(d) hereof, if requested by any managing underwriter or underwriters or any holder of Registrable Securities being sold pursuant to an underwritten offering, reasonably promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as is required by the applicable Rules and

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     Regulations and as the managing underwriter or underwriters or such holder specifies should be included therein and to which the Company does not reasonably object relating to the terms of the sale of the Registrable Securities, including without limitation, information with respect to the principal amount or number of shares of Registrable Securities being sold by such holder to any underwriter or underwriters, the name and description of such holder or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering (including whether such underwriting commitment is on a firm commitment or best efforts basis) of the Registrable Securities to be sold in such offering; and make all required fillings of such prospectus supplement or post-effective amendment reasonably promptly after they are notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (vii) furnish to each selling holder of Registrable Securities in cluded within the coverage of the Registration Statement and each managing underwriter, if any, without charge, an executed copy of the Registration Statement, each amendment and supplement thereto (in each case including, if the holder so requests in writing, all exhibits thereto and documents incorporated by reference therein) and such number of copies thereof as such persons may reasonably request in order to facilitate the offering and disposition of the Registrable Securities;

          (viii) deliver to each selling holder of Registrable Securities included within the coverage of the Registration Statement and each managing underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request in order to facilitate the offering and disposition of the Registrable Securities and to permit any of such persons to satisfy the prospectus delivery requirements of the Securities Act; and the Company and the Trust hereby consent (except during the continuance of any fact or event described in Section 3(d)(iv)(6)) to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and by each underwriter thereof, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the period specified in Section 2(b);

          (ix) prior to any public offering of Registrable Securities, each use reasonable best efforts to, and in the case of any underwritten offering of Registrable Securities pursuant to Section 7, cooperate with counsel to the managing underwriter or underwriters to, (A) register or qualify the Registrable Securities covered by the Registration Statement for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as any selling holder or managing underwriter reasonably shall request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable any such holder or under writer to complete its distribution of Registrable Securities pursuant to the Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities;
     provided, however, that neither the Company nor the Trust shall be required for any such purpose to qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(ix) or consent to general service of process in any such jurisdiction;

          (x) subject to receipt of assurances customary in transactions of this kind, cooperate with the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and which shall be in the form required by any securities exchange upon which any Registrable Securities are listed; and enable such Registrable Securities to be in such denominations and registered in such names as the selling holder or the managing underwriter or underwriters, if any, may request at least two business days prior to any delivery of Registrable Securities;

          (xi) comply with all applicable laws and the regulations of such other governmental agencies or authorities, federal, state or local which may at any time be applicable to the Company or the Trust, the compliance with which may be necessary to enable the Company or the Trust to comply with its obligations hereunder;

          (xii) upon the happening of any event or the existence of any fact contemplated by subparagraph (iv)(6) above, reasonably promptly prepare a post- effective amendment or supplement to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that the Prospectus, as thereafter delivered to the purchasers of the Registrable Securities, will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (xiii) each use best efforts to cause the shares of Common Stock constituting Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which outstanding Common Stock of the Company is then listed, if any, or, if such outstanding Common Stock is not so listed, qualify such Common Stock constituting Registrable Securities for quotation on the Nasdaq National Market;

          (xiv)  take the following actions:

                 (7) in connection with the Registration Statement, make such representations and warranties to the holders of the Registrable Securities to be included therein in form, substance and scope as are customary in connection with shelf registrations of the type contemplated by this Agreement (such representations and warranties to be agreed upon by the Holders' Counsel and the Company, such agreement not to be unreasonably withheld) and, in connection with any underwritten offering pursuant to Section 7, make such representations and warranties to the holders of the Registrable Securities to be sold therein and the underwriter or underwriters, if any, in form, substance and scope as are customarily made in connection with primary underwritten offerings of equity or convertible debt securities;

                 (8) in connection with the Registration Statement, cause to be delivered to the holders of the Registrable Securities to be included therein such opinions of counsel in form, substance and scope (and at such times) as are customary in connection with shelf registrations of the type contemplated by this Agreement (such opinions to be agreed upon by Holders' Counsel and the Company, such agreement not to be unreasonably withheld) and, in the case of an underwritten offering pursuant to Section 7, such other opinions of counsel customarily covered in opinions requested in primary underwritten offerings of equity andconvertible debt securities;

               (9) cause to be delivered letters from the Company's and the Trust's independent certified public accountants addressed to each selling holder and each underwriter, if any, covering the matters customarily covered in connection with primary underwritten public offerings of equity or convertible debt securities (such letters to be delivered at such times as are customary in connection with shelf registrations of the type contemplated by this Agreement (as agreed to by Holders' Counsel and the Company, such agreement not to be unrea sonably withheld) and, in the case of an underwritten offering pursuant to Section 7, at the time of the signing of the underwriting or purchase agreement and at the time of any closing of such underwritten offering);

               (10) if an underwriting agreement is entered into, cause the same to set forth in full the indemnification provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to said Section; and

               (11) in the case of an underwritten offering, (i) enter into customary agreements required in connection therewith (including a customary underwriting agreement) and (ii) deliver such customary documents and certificates as may be requested by any managing underwriter or underwriters, if any, to evidence the accuracy of the representations contemplated by clause (A) above and compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Trust in connection with such offering.

          (xv) otherwise use its best efforts to comply with all applicable Rules and Regulations, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which the Registrable Securities are sold in an underwritten offering, or, if not sold in such an offering, (B) commencing with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods;

          (xvi) notify in writing each holder of Registrable Securities of any proposal by the Company or the Trust to amend or waive any provision of this Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

          (xvii)in the case of an underwritten offering, in the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Schedule E to the By-Laws of the National Association of Securi ties Dealers, Inc. ("NASD")) of the Company or the Trust or has a "Conflict of Interest" (as defined in such Schedule) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of such Schedule) of any Registrable Securities, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Schedule, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

     (e) The Company and the Trust may require each selling holder of Registrable Securities as to which any registration is being effected to furnish to the Company or the Trust, as applicable, the information regarding the distribution of such Registrable Securities required by the Selling Securityholder's Questionnaire or otherwise reasonably requested by the Company or the Trust, as applicable. Each such holder agrees, by the acquisition of Registrable Securities, to notify the Company or the Trust, as applicable, as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or the Trust or of the occurrence of any event in either case as a result of which any

Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities necessary to make the statements therein, in light of the circumstances then existing, not misleading and promptly to furnish to the Company or the Trust, as applicable, any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading.

     (f) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company or the Trust of the happening of any event of the kind described in Section 3(d)(iv)(6) hereof, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(d)(xii) hereof, or until it is advised in writing by the Company or the Trust, as applicable, that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company or the Trust, as applicable, such holder will deliver to the Company or the Trust (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company or the Trust shall give any such notice, the reference to "two years" in the first sentence of
Section 2(b) shall be deemed revised to include a number of days equal to the number of days during the period from and including the date of the giving of such notice to and including the date when each selling holder of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 3(d)(xii) hereof or is advised in writing by the Company or the Trust that the use of the Prospectus may be resumed.

     4.  REGISTRATION EXPENSES.
         ----------------------

     (a) Subject to Section 4(b) hereof, the Company shall pay all expenses (including, without limitation, Registration Expenses) in connection with performing its obligations under Sections 2 and 3 hereof. In addition, the Company shall pay the reasonable fees and disbursements of the Holders' Counsel; provided however that the Company shall not be required to pay more than $80,000 in the aggregate in respect of such fees and disbursements.

     (b) In the event of an underwritten offering pursuant to Section 7 hereof,
(i) the holders participating in such offering shall be responsible for all agency fees and commissions and underwriting discounts and commissions, (ii) the Company shall pay the expenses referred to in clause (f) of the definition of Registration Expenses and up to $200,000 of other Registration Expenses relating to such underwritten offering and (iii) the holders participating in such offering shall bear all Registration Expenses relating to such underwritten offering in excess of $200,000 and shall reimburse (on a pro rata basis based on the amount of the Registration Securities included in the underwritten offering(calculated on a Common Stock equivalent basis)) the Company for any such excess expenses reasonably incurred by the Company upon request. To the extent that any Registration Expenses payable by the Company are incurred, assumed or paid by any holder, the Company shall reimburse such holder upon request.

     (c) As used herein, Registration Expenses means the following expenses relating to the Registration Statement and the sale of the Registrable Securities relating thereto: (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the registration or qualification of the Registrable Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(ix) hereof and, in the case of an underwritten offering, determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriter or underwriters may designate, including reasonable fees and disbursements, if any, of counsel for the underwriters in connection with such registrations or qualifications and determination, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Registration Statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Registrable Securities for delivery and the expenses of printing or producing any underwriting agreement(s) among underwriters and "Blue Sky" or legal investment memoranda, any selling agreements and all other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of, (d) messenger, telephone and delivery expenses of the Company and the Trust, (e) fees and expenses of any Indenture Trustee and the Trustees of the Trust, any Transfer Agent and Registrar with respect to the Registrable Securities and any escrow agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of the

Company's or the Trust's officers and employees performing legal or accounting duties and the Trustees of the Trust), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company and the Trust (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xvii) hereof for acting in such capacity, (i) fees, expenses and disbursements of any other persons retained by the Company or the Trust, including special experts, retained by the Company or the Trust in connection with such registration, (k) all fees and expenses incurred in connection with the qualification of the shares of Common Stock constituting Registrable Securities for quotation on the Nasdaq National Market, or the listing of such shares on any securities exchange, pursuant to Section 3(d)(xiii) (collectively, the "Registration Expenses") and (l) in the case of an underwritten offering pursuant to Section 7 hereof, the fees, disbursements and expenses of a single counsel retained by the holders to represent them in connection with such offering (the selection of such counsel by such holders to be made in the same manner as is provided in the definition of the terms "Holders' Counsel").

     5.  Representations and Warranties.
         -------------------------------

     The Company, URI and the Trust, jointly and severally represent and warrant to, and agree with, the Purchasers and each of the holders from time to time of Registrable Securities that:

     (a) Each Registration Statement and each Prospectus contained therein or furnished pursuant to Sections 3(d)(vii) and 3(d)(viii) hereof and any further amendments or supplements to any such Registration Statement or Prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(d)(iv)(6) hereof until (ii) such time as the Company and the Trust furnish an amended or supplemented prospectus pursuant to
Section 3(d)(xii) hereof, the Registration Statement, and the Prospectus (including any summary prospectus) contained therein or furnished pursuant to
Section 3(d)(vii) or 3(d)(viii) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information set forth in a Selling Securityholder's Questionnaire (or any other written information) furnished to the Company by a holder of Registrable Securities.

     (b) Any documents incorporated by reference in any Prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) The compliance by the Company and the Trust with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary thereof or the Trust is a party or by which the Company or any subsidiary thereof or the Trust is bound or to which any of the property or assets of the Company or any subsidiary thereof or the Trust is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended and restated, or the By-Laws, as amended, of the Company, the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary thereof or the Trust or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company and the Trust of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities, the qualification of the Indenture as contemplated by Section 3(a) hereof, and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or "Blue Sky" laws in connection with the offering and distribution of the Registrable Securities.

     (d) This Agreement has been duly authorized, executed and delivered by the Company and the Trust and constitutes a valid and legally binding obligation of the Company and the Trust enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     6.  Indemnification.
         ----------------

     (a) Indemnification by the Company, URI and the Trust. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Purchasers contained herein and in the Purchase Agreement and as an inducement to the Purchasers to enter into such agreements, the Company, URI and the Trust shall, and each of them hereby agrees to, jointly and severally, indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, each underwriter, broker, dealer or other selling agent with respect to the Registrable Securities and each of their respective officers, directors, employees and agents and each person who controls such holder or underwriter, broker, dealer or other selling agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, or any Prospectus contained therein or furnished by the Company or the Trust to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the state ments therein not misleading, and the Company, URI and the Trust shall, and each of them hereby agrees, jointly and severally, to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; provided, however, that neither the Company, URI nor the Trust shall be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with any written information (including without limitation, any Selling Securityholder's Questionnaire) furnished to the Company or the Trust by such Indemnified Person expressly for use therein.

     (b) Indemnification by the Holders and any Agents and Underwriters. The Company and the Trust may require, as a condition to including any Registrable Securities in any Registration Statement filed and to entering into any underwriting agreement with respect thereto, that each of the Company, URI and the Trust shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, URI and, their respective directors and officers and the Trust and its Trustees, in each case, who sign any Registration Statement, each person, if any, who controls the Company, URI or the Trust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each other holder of Registrable Securities included in the Registration Statement against any losses, claims, damages or liabilities to which the Company, URI or the Trust or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any Prospectus contained therein or furnished by the Company or the Trust to any such holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to the Company or the Trust by such person expressly for use therein (including, without limitation, any Selling Securityholder's Questionnaire), and (ii) reimburse the Company, URI or the Trust for any legal or other expenses reasonably incurred by the Company, URI or the Trust, as applicable, in connection with investigating or defending any such action or claim;

     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which shall not be unreasonably withheld).

     (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were deter mined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) Notwithstanding any other provision of this Section 6, in no event will any (i) holder be required to undertake liability to any person under this
Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to such registration and (ii) underwriter be required to undertake liability to any person pursuant to paragraph (d) of this Section 6 for any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter shall have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

     (f) The obligations of the Company, URI and the Trust under this Section 6 shall be in addition to any liability which the Company, URI or the Trust may otherwise have to any Indemnified Person, including any liability to the Purchasers pursuant to Section 8 of the Purchase Agreement. The obligation of each person that may be required to indemnify the Company, URI or the Trust and the other persons specified in Section 6(b) shall be in addition to any liability which any such person may otherwise have to the Company, URI or the Trust or such other indemnified persons.

     7. Underwritten Offerings.
        -----------------------

     (a) The holders of Registrable Securities covered by the Registration Statement may sell such Registrable Securities in an underwritten offering, provided that (i) the holders of at least 33-1/3% in aggregate principal amount of the Registrable Securities outstanding elect to participate in such an offering and (ii) the Company and the Trust shall not be obligated to cooperate with more than one underwritten offering during the period specified in Section 2(b).

     (b) If any of the Registrable Securities covered by the Registration Statement are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least 50% in aggregate principal amount of the outstanding Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

     (c) Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     (d) Notwithstanding the foregoing or the provisions of Section 3(d)(vi) hereof, upon receipt of a request from a holder of Registrable Securities or the managing underwriter or underwriters appointed pursuant to Section 7 to prepare and file an amendment or supplement to the Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 120 days if the Company in good faith has a valid business reason for such delay.

     8. Rule 144.
        ---------

     Each of the Company and the Trust covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, it shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph
(c)(1) of Rule 144 under the Securities Act) and the Rules and Regulations, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, each of the Company and the Trust shall deliver to such holder a written statement as to whether it has complied with such requirements.

     9. Miscellaneous.
        --------------

     (a) No Inconsistent Agreements. Neither the Company, URI nor the Trust will on or after the date of this Agreement grant registration rights with respect to Registrable Securities or any other securities, or enter into any agreement with respect to its securities, which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company, URI nor the Trust is currently a party to any agreement with respect to any of its equity or debt securities granting any registration rights to any person which agreement is inconsistent with the rights granted To the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

     (b) Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

     (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be given in the manner provided for in the Indenture; provided, however, that the foregoing items shall be deemed effectively given to a holder for all purposes of this Agreement when delivered to the address for notices specified in the Selling Securityholder's Questionnaire delivered by such holder.

     (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall acquire
Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Company or the Trust shall so request, any

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

such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.

     (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

     (h) Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company, URI, the Trust and the holders of at least 66 2/3% of the principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this
Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

     (i) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities at the offices of the Company at the address set forth in the Indenture or of the Trust, as set forth in the Trust Agreement.

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

     (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

                         UNITED RENTALS HOLDINGS, INC.
                         By:____________________________
                              Name:_______________________
                              Title:______________________

                         UNITED RENTALS, INC.
                         By:____________________________
                              Name:_______________________
                              Title:______________________

                         UNITED RENTALS TRUST I
                         By:____________________________
                              Name:_______________________
                              Title:______________________

                         By:____________________________
                              Name:_______________________
                              Title:______________________


                         Goldman, Sachs & Co.
                         BT Alex. Brown Incorporated
                         Deutsche Bank Securities Inc.
                         Donaldson, Lufkin & Jenrette Securities
                         Corporation
                         Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated
                         Smith Barney Inc.

                         By:  GOLDMAN, SACHS & CO.


                         By:______________________________

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